Prospectus Supplement	May 16, 2006

PUTNAM EUROPE EQUITY FUND Prospectuses dated October 30, 2005

In the section “Who manages the fund?” the information under the sub-heading “Investment management teams” is replaced with the following:

Investment management team. Putnam Management and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the International Core Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Joined
Portfolio Leader	Fund	Employer	Positions Over Past Five Years

Joshua Byrne	2000	Putnam Management	Co-Chief Investment Officer, International Core Team.
		1992–Present	Previously, Senior Portfolio Manager; Portfolio Manager

Joined
Portfolio Member	Fund	Employer	Positions Over Past Five Years

Simon Davis	2006	Putnam Investments	Co-Chief Investment Officer, International Core Team;
		Limited	Previously, Director, International Equity Team; Senior
		2000–Present	Portfolio Manager
		Deutsche Asset	Portfolio Manager
Management
Prior to September 2000

In the section “Who manages the fund?” the information under the sub-heading “Fund ownership” is replaced with the following:

Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

			$1–	$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Joshua Byrne	2005					*
Portfolio Leader	2004	*

Simon Davis	N/A
Portfolio Member	N/A

N/A indicates that Mr. Davis became a Portfolio Member after the reporting dates. Mr. Davis owned no fund shares as of April 30, 2006.

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